Risks and Concentration	6 Months Ended
Jun. 30, 2022
Risks and Uncertainties [Abstract]
RISKS AND CONCENTRATION
3.	RISKS AND CONCENTRATION

Foreign currency risk

The RMB is not a freely convertible currency. The State Administration for Foreign Exchange, under the authority of the Peoples Bank of China, controls the conversion of RMB into other currencies. The value of the RMB is subject to changes in central government policies, international economic and political developments affecting supply and demand in the China Foreign Exchange Trading System market. The Group’s cash and cash equivalents denominated in RMB amounted to RMB131,600 and RMB66,669 as of December 31, 2021 and June 30, 2022, respectively.

Concentration risks

Financial instruments that potentially expose the Group to significant concentration of credit risk primarily consist of cash and cash equivalents and short-term investments. As of December 31, 2021 and June 30, 2022, substantially all of the Group’s cash and cash equivalents and short-term investments were deposited in financial institutions located in the PRC. There are three and one customer individually represent greater than 10% of total net revenue for the six months ended June 30, 2021 and 2022, respectively.

There are two and nil supplier that individually represent greater than 10% of the total cost of revenue (excluding impairment loss) for the six months ended June 30, 2021 and 2022.